                                                           EXHIBIT 24


                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 30th day of January, 1997.


                                         /s/ R. Julian De La M. Thompson
                                       ---------------------------------
                                        R. JULIAN DE LA M. THOMPSON

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of January, 1997.


                                         /s/ Walter J.P. Curley
                                       ---------------------------------
                                        WALTER J.P. CURLEY

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 23rd day of January, 1997.


                                         /s/ Max M. Fisher
                                       ---------------------------------
                                        MAX M. FISHER

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 27th day of January, 1997.


                                         /s/ Viscount Blakenham
                                       ---------------------------------
                                        VISCOUNT BLAKENHAM

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 4th day of February, 1997.


                                         /s/ Henry R. Kravis
                                       ---------------------------------
                                        HENRY R. KRAVIS

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of January, 1997.


                                         /s/ Simon De Pury
                                       ---------------------------------
                                        SIMON DE PURY

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of January, 1997.


                                         /s/ Camoys
                                       ---------------------------------
                                        LORD CAMOYS

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of January, 1997.


                                         /s/ Gowrie
                                       ---------------------------------
                                        THE RT. HON. THE EARL OF GOWRIE

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 7th day of March, 1997.


                                         /s/ Conrad Black
                                       ---------------------------------
                                        CONRAD BLACK

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of March, 1997.


                                         /s/ Hartington
                                       ---------------------------------
                                        THE MARQUESS OF HARTINGTON

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of March, 1997.


                                         /s/ A. Alfred Taubman
                                       ---------------------------------
                                        A. ALFRED TAUBMAN

                               POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of March, 1997.


                                         /s/ Kevin A. Bousquette
                                       ---------------------------------
                                        KEVIN A. BOUSQUETTE